Shareowners' Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note [Abstract]
Shareowners' Equity

NOTE 11. SHAREOWNER'S EQUITY

(In millions)	2011	2010	2009

Common stock issued	$0	$0	$0

Accumulated other comprehensive income
Balance at January 1(a)	$(3,711)	$(1,532)	$(7,856)
Investment securities - net of deferred taxes
of $341, $72 and $1,000(b)	575	(45)	2,681
Currency translation adjustments - net of deferred taxes
of $(705), $2,165 and $(625)	631	(2,793)	2,658
Cash flow hedges - net of deferred taxes
of $248, $(498) and $881	(924)	(488)	828
Benefit plans - net of deferred taxes of $(107), $10 and $(25)(c)	(204)	20	(93)
Reclassification adjustments
Investment securities - net of deferred taxes
of $1, $32 and $493	31	59	(20)
Currency translation adjustments - net of deferred taxes
of $357, $22 and $(51)	381	58	(28)
Cash flow hedges - net of deferred taxes
of $204, $720 and $396	1,104	976	537
Benefit plans - net of deferred taxes of $11, $17 and $11(d)	21	34	26
Balance at December 31	$(2,096)	$(3,711)	$(1,267)

Additional paid-in capital
Balance at January 1	$27,627	$27,592	$18,080
Contributions and other(e)	1	35	9,512
Balance at December 31	$27,628	$27,627	$27,592

Retained earnings
Balance at January 1(f)	$45,068	$42,863	$43,117
Net earnings	6,510	2,155	1,415
Other(e)(g)	0	50	(24)
Balance at December 31	$51,578	$45,068	$44,508

Total equity
GECC shareowner's equity balance at December 31	$77,110	$68,984	$70,833
Noncontrolling interests balance at December 31(h)	690	1,164	2,048
Total equity balance at December 31	$77,800	$70,148	$72,881

  The 2010 opening balance was adjusted as of January 1, 2010, for the cumulative effect of changes in accounting principles of $265 million related to the adoption of ASU 2009-16 & 17.
  Includes adjustments of $786 million and $1,171 million in 2011 and 2010, respectively, to deferred acquisition costs, present value of future profits, and investment contracts, insurance liabilities and insurance annuity benefits in our run-off insurance operation to reflect the effects that would have been recognized had the related unrealized investment securities holding gains and losses actually been realized in accordance with ASC 320-10-S99-2.
  For 2011, included $(6) million of prior service costs for plan amendments and $(198) million of actuarial gains (losses) arising during the year – net of deferred taxes of $(3) million and $(104) million, respectively. For 2010, included $10 million of prior service costs for plan amendments and $10 million for actuarial gains (losses) arising during the year – net of deferred taxes of $5 million and $5 million, respectively. For 2009, included $(93) million of prior actuarial gains (losses) arising during the year – net of deferred taxes of $(25) million.
  For 2011, included $(2) million of amortization of prior service costs and $23 million of amortization of actuarial gains and losses – net of deferred taxes of $11 million for amortization of actuarial gains and losses. For 2010, included $34 million of amortization of actuarial gains and losses – net of deferred taxes of $17 million. For 2009, included $26 million of amortization of actuarial gains and losses – net of deferred taxes of $11 million.
  Total dividends and other transactions with the shareowner increased equity by $1 million in 2011, $85 million in 2010 and $9,488 million in 2009.
  The 2010 opening balance was adjusted as of January 1, 2010, for the cumulative effect of changes in accounting principles of $1,645 million related to the adoption of ASU 2009-16 & 17. The 2009 opening balance was adjusted as of April 1, 2009, for the cumulative effect of changes in accounting principles of $62 million related to adopting amendments on impairment guidance in ASC 320, Investments – Debt and Equity Securities.
  Included the effects of accretion of redeemable securities to their redemption value of $38 million and $(23) million in 2010 and 2009, respectively.
  On January 1, 2009, we adopted an amendment to ASC 810, Consolidation, that requires us to classify noncontrolling interests (previously referred to as “minority interest”) as part of shareowner's equity and to disclose the amount of other comprehensive income attributable to noncontrolling interests.

At December 31, 2011, all of our outstanding common stock was owned by our former parent, GECS, however, upon the completion of the merger, (i) all outstanding shares of GECC common stock were cancelled, (ii) all outstanding shares of common stock of GECS and all outstanding shares of preferred stock of GECS held by GE were converted into an aggregate of 1,000 shares of common stock of GECC and (iii) all treasury shares of GECS and all outstanding shares of preferred stock of GECS held by GECC were cancelled. As a result, GECC, which previously has been an indirect wholly-owned subsidiary of GE, became a direct wholly-owned subsidiary of GE. See Note 1. Our financial statements consolidate all of our affiliates – entities in which we have a controlling financial interest, most often because we hold a majority voting interest.

Activities of our financial services consolidated affiliates include lending, leasing and other traditional financial services transactions and relate to approximately $158.4 billion of our total assets. These consolidated affiliates may be subject to regulation by various national authorities including banking, financial services and insurance regulators, and are restricted from remitting certain funds to us in the form of dividends or loans. However, such funds are available for use by these affiliates, without restriction, to repay borrowings, to fund new loans, or for other normal business purposes. Our regulated bank subsidiaries are also subject to minimum regulatory capital requirements and we have also committed to maintain the total capital level for our run-off insurance operations at 300% of the regulatory minimum required level. In February 2012, we contributed cash of $0.8 billion to these operations. At December 31, 2011, restricted net assets of our financial services consolidated affiliates were approximately $18.5 billion.

At December 31, 2011 and 2010, the aggregate statutory capital and surplus of the insurance activities totaled $1.6 billion and $1.7 billion, respectively. Accounting practices prescribed by statutory authorities are used in preparing statutory statements.

Noncontrolling Interests

Noncontrolling interests in equity of consolidated affiliates includes common shares in consolidated affiliates and preferred stock issued by our affiliates. Preferred shares that we are required to redeem at a specified or determinable date are classified as liabilities. The balance is summarized as follows:

December 31 (In millions)	2011	2010

Noncontrolling interests in consolidated affiliates(a)	$690	$889
Preferred stock(b)	–	275
	$690	$1,164

  Consisted of a number of individually insignificant noncontrolling interests in partnerships and consolidated affiliates.
  The preferred stock paid cumulative dividends at an average rate of 6.81% in 2010 and was retired in 2011.

Changes to noncontrolling interests are as follows.

(In millions)	2011	2010	2009

Beginning balance	$1,164	$2,048	$2,269
Net earnings	127	16	15
Dividends	(20)	(7)	(11)
Dispositions(a)	(586)	(979)	(331)
AOCI and other(b)	5	86	106
Ending balance	$690	$1,164	$2,048

  Includes noncontrolling interests related to the sale of GE SeaCo of $(311) million and the redemption of Heller Financial preferred stock of $(275) million in 2011, as well as the deconsolidation of Regency of $(979) million in 2010 and Penske Truck Leasing Co., L.P. (PTL) of $(331) million in 2009.
  Changes to the individual components of AOCI attributable to noncontrolling interests were insignificant.